INCOME TAXES (Details 2) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Line Items]
Reserves and accruals		$ 536	$ 551
Carryforward tax losses		26,212	25,953
Other temporary differences		709	1,029
Total deferred tax assets before valuation allowance		27,457	27,533
Valuation allowance	[1]	(17,760)	(17,052)
Net deferred tax assets		9,697	10,481
Goodwill and other intangible assets		(6,478)	(6,026)
Other temporary differences		(75)	(105)
Total deferred tax liabilities		(6,553)	(6,131)
Total deferred tax Assets		$ 3,144	$ 4,350

[1]	The Company and its subsidiaries have provided valuation allowances in respect of deferred tax assets resulting from tax losses carryforward and other temporary differences for amounts that are more likely than not be realized in the foreseeable future.